UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 19, 2005
NNN 2003 Value Fund, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (877) 888-7348
Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 9.01 Financial Statements and Exhibits.
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS
Explanatory Note
SIGNATURES

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K on December 22, 2005, or the Form 8-K, reporting our disposition of the Southwood Tower property located in Houston, Texas, as described in such Form 8-K. This amendment on Form 8-K/A hereby amends the Form 8-K to provide the required pro forma financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.
     (b) Pro forma financial information.
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

Page No.
NNN 2003 Value Fund, LLC:
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005	4
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Nine Months Ended September 30, 2005	5
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2004	6
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	7

Explanatory Note
On December 19, 2005, NNN VF Southwood Tower, L.P., our wholly-owned subsidiary, sold its wholly-owned property, Southwood Tower in Houston, Texas, or the Property, to an unaffiliated third party for a total sales price of $9,373,000. Our cash proceeds were $7,500,000 after closing costs and other transaction expenses. The sale resulted in a gain of $2,410,000 to us. A property disposition fee of $94,000, or 1% of the total sales price, was paid to Triple Net Properties Realty, Inc., or Realty, of which 75% was passed through to Triple Net Properties, LLC, or our Manager, pursuant to an agreement between our Manager and Realty, and sales commissions of $375,000, or 4% of the total sales price, were paid to unaffiliated third-party brokers. We may reinvest the proceeds from the sale in real estate property that qualifies for like-kind exchange treatment under Section 1031 of the Internal Revenue Code. The full text of the terms of (i) the Agreement for Purchase and Sale of Real Property and Escrow Instructions and the Addendum to Purchase Agreement was attached as Exhibits 10.6 and 10.7 to our Quarterly Report filed on November 14, 2005; and (ii) the terms of Amendment No. 1 and Amendment No. 2 to Purchase Agreement was attached as Exhibits 10.1 and 10.2 to the Form 8-K previously filed on December 22, 2005.
The following unaudited pro forma condensed consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been disposed of by us as of the dates set forth below. The pro forma financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our historical financial statements, including the notes thereto, incorporated herein by reference or included herein. Our historical consolidated financial statements incorporated herein by reference are the financial statements for the year ended December 31, 2004 included in our Registration Statement on Form 10 filed on May 2, 2004, as amended, or our Form 10, and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2005. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
Our accompanying unaudited pro forma condensed consolidated balance sheet is presented as if the disposition of the Property had occurred at September 30, 2005.
The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2005 gives effect to the disposition of the Property as if the disposition occurred as of January 1, 2005.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004 gives effect to the disposition of the Property as if the disposition occurred as of January 1, 2004.
The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Balance Sheet
September 30, 2005
(Unaudited)

		Sale of
		Southwood
	Company	Tower Property	Company
	Historical	(A)	Proforma
ASSETS
Real estate investments:
Operating properties, net	$33,158,000	$—	$33,158,000
Properties held for sale, net	14,541,000	(4,347,000)	10,194,000
Investments in unconsolidated real estate	6,239,000	—	6,239,000

	53,938,000	(4,347,000)	49,591,000
Cash and cash equivalents	9,032,000	—	9,032,000
Investment in marketable securities	2,251,000	—	2,251,000
Accounts receivable, net	1,199,000	(50,000)	1,149,000
Accounts receivable from related parties	141,000	(10,000)	131,000
Restricted cash	416,000	—	416,000
Real estate deposits	25,000	—	25,000
Identified intangible assets, net	5,612,000	—	5,612,000
Other assets, net	626,000	(112,000)	514,000
Other assets — properties held for sale	2,141,000	(845,000)	1,296,000
Notes receivable	2,300,000	—	2,300,000

Total assets	$77,681,000	$(5,364,000)	$72,317,000

LIABILITIES, MINORITY INTERESTS AND MEMBERS’ EQUITY
Mortgage loans payable and other debt	$26,415,000	$—	$26,415,000
Mortgage loans payable secured by properties held for sale	6,337,000	—	6,337,000
Accounts payable and accrued liabilities	2,398,000	(238,000)	2,160,000
Accounts payable due to related parties	142,000	(1,000)	141,000
Other liabilities — properties held for sale	80,000	(80,000)	—
Security deposits and prepaid rent	204,000		204,000

	35,576,000	(319,000)	35,257,000
Minority interests	1,406,000	—	1,406,000
Minority interests — property held for sale	1,546,000	—	1,546,000

	2,952,000	—	2,952,000
Commitments and contingencies
Members’ equity	39,170,000	(5,045,000)	34,125,000
Accumulated other comprehensive loss	(17,000)	—	(17,000)

Total members’ equity	39,153,000	(5,045,000)	34,108,000

Total liabilities and members’ equity	$77,681,000	$(5,364,000)	$72,317,000

The accompanying notes are an integral part of these pro forma financial statements.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Statement of Operations
Nine Months Ended September 30, 2005
(Unaudited)

		Sale of
		Southwood
	Company	Tower Property	Company
	Historical	(B)	Proforma
Revenues:
Rental	$1,248,000	$—	$1,248,000
Expenses:
Rental	1,076,000	—	1,076,000
General and administrative	405,000	—	405,000
Depreciation and amortization	450,000	—	450,000

	1,931,000	—	1,931,000
Loss before other income (expense) and discontinued operations	(683,000)	—	(683,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs)	(574,000)	—	(574,000)
Interest and dividend income	277,000	—	277,000
Gain on sale of marketable securities	94,000	—	94,000
Equity in earnings and gain on sale of unconsolidated real estate	1,871,000	—	1,871,000
Minority interests	(258,000)	—	(258,000)

Income from continuing operations	727,000	—	727,000
Discontinued operations:
Gain on sale on real estate	3,407,000	—	3,407,000
Income from discontinued operations	556,000	19,000	575,000

	3,963,000	19,000	3,982,000
Net income	$4,690,000	$19,000	$4,709,000	(D)

Comprehensive income (loss):
Net income	$4,690,000	$19,000	4,709,000
Unrealized loss on marketable securities	(17,000)	—	(17,000)

Comprehensive loss	$4,673,000	$19,000	$4,692,000	(D)

Net income per unit:
Continuing operations — basic and diluted	$72.70		$72.70
Discontinued operations — basic and diluted	396.30		398.20

Net income per unit — basic and diluted	$469.00		$470.90	(D)

Weighted average number of units outstanding — basic and diluted	10,000		10,000

The accompanying notes are an integral part of these pro forma financial statements.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2004
(Unaudited)

		Sale of
		Southwood
	Company	Tower Property	Company
	Historical	(C)	Proforma
Revenues:
Rental	$653,000	$(237,000)	$416,000
Expenses:
Rental	1,084,000	(107,000)	977,000
General and administrative	339,000	(2,000)	337,000
Depreciation and amortization	286,000	(113,000)	173,000

	1,709,000	(222,000)	1,487,000
Loss before other income (expense), and discontinued operations	(1,056,000)	(15,000)	(1,071,000)
Other (expense) income:
Interest (including amortization of deferred financing costs)	(638,000)	—	(638,000)
Interest and dividend income	86,000	—	86,000
Equity in loss of unconsolidated real estate	(682,000)	—	(682,000)
Minority interests	133,000	—	133,000

Loss from continuing operations before discontinued operations	(2,157,000)	(15,000)	(2,172,000)
Discontinued operations:
Gain on sale of real estate	—	—	—
Income (loss) from discontinued operations	(145,000)	—	(145,000)

	(145,000)	—	(145,000)

Net loss	$(2,302,000)	$(15,000)	$(2,317,000	)(D)

Net income (loss) per unit:
Continuing operations — basic and diluted	$(350.28)		$(352.71)
Discontinued operations — basic and diluted	$(23.54)		$(23.54)

Total net income (loss) per unit — basic and diluted	$(373.82)		$(376.25	)(D)

Weighted average number of units outstanding — basic and diluted	6,158		6,158

The accompanying notes are an integral part of these pro forma financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
For the Year Ended December 31, 2004 and the Nine Months Ended September 30, 2005
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	Sale of the Southwood Tower property to an unaffiliated party for $9,373,000. The sale resulted in a net gain of $2,410,000 and the removal of the Property’s cost basis, including assets held for sale (primarily impounds and reserves, in-place leases and tenant relationships) and liabilities held for sale (primarily below market leases and security deposits) directly associated with the Property.

(B)	Actual revenues and expenses of the Property for the nine months ended September 30, 2005 were presented as discontinued operations in our Form 10-Q as of September 30, 2005. Our Manager’s Board of Managers approved the listing for sale of the Property on June 14, 2005.

(C)	Actual revenues and expenses of the Property for the year ended December 31, 2004 were presented as continuing operations in our Form 10 as of December 31, 2004.

(D)	Excludes the effect of the gain on sale of the Property of $2,410,000.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
Date: February 28, 2006	By:	/s/ Richard T. Hutton, Jr.
		Name:	Richard T. Hutton, Jr.
		Title:	Chief Executive Officer